                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 1998 (June 19, 1998)


                             PAB Bankshares, Inc.
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              (Exact name of Registrant as Specified in Charter)



         Georgia                       0-25422                  58-1473302
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(State or other Jurisdiction       (Commission File            (IRS Employer
    of Incorporation)                  Number)              Identification No.)



3102 North Oak Street Extension, Valdosta, Georgia                   31602
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    (Address of Principal Executive Offices)                       (Zip Code)



                                 912/241-2775
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             (Registrant's telephone number, including area code)



                                Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On December 31, 1997, PAB Bankshares, Inc. (the "Registrant"), Investors Financial Corporation ("Investors") and Bainbridge National Bank, a wholly owned subsidiary of Investors ("BNB"), executed a definitive agreement regarding the proposed merger of Investors into the Registrant (the "Agreement"). The Agreement was amended on April 27, 1998. The Agreement provides for the Registrant to acquire Investors by merger with the consideration to be the issuance of 1,710,114 shares of common stock of the Registrant.

          On June 19, 1998, the transaction contemplated by the Agreement was consummated, and 1,711,249 shares of the common stock of the Registrant were issued in exchange for all of the common stock, warrants and options of Investors. The consideration paid in the transaction was determined through arms length negotiations between the parties. There are no material relationships between the Registrant and Investors, BNB or any affiliate or related party, except that D. Ramsay Simmons, Jr., a member of the Board of Directors of the Registrant, and John M. Simmons, a member of the Board of Directors of Investors, are brothers.


     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          It is impracticable for the Registrant to provide the required financial statements and pro forma financial information for the acquired business at the time this report on Form 8-K is filed. The Registrant will file such financial statements and pro forma financial information as soon as it is available, which shall not be later than September 1, 1998.


     (B) PRO FORMA FINANCIAL INFORMATION.

          It is impracticable for the Registrant to provide the required financial statements and pro forma financial information for the acquired business at the time this report on Form 8-K is filed. The Registrant will file such financial statements and pro forma financial information as soon as it is available, which shall not be later than September 1, 1998.


     (C) EXHIBITS

          2.1 Agreement and Plan of Merger, dated as of December 31, 1997 and amended on April 27, 1998, by and among Investors Financial Corporation, Bainbridge National Bank and the Registrant (previously filed as Exhibit 2(a) to the Registrant's Registration Statement No. 333-47513 on Form S-4 and incorporated herein by this reference).

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PAB BANKSHARES, INC.



     July 1, 1998                   /s/ C. Larry Wilkerson
                                    ----------------------
                                    C. Larry Wilkerson
                                    Executive Vice President

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